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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): OCTOBER 1, 2004

                              MORGAN BEAUMONT, INC.
                              ---------------------
               (Exact name of Registrant as specified in charter)

           NEVADA                                                52-2268239
-------------------------------                              -------------------
(State or other jurisdiction of                                (IRS Employer
        incorporation)                                       Identification No.)

                                    000-33389
                                    ---------
                            (Commission File Number)

                    2280 TRAILMATE DRIVE, SARASOTA, FL 34243
                    ----------------------------------------
                    (Address of principal executive offices)

                            PAN AMERICAN ENERGY CORP.
             6644 NORTH OCEAN BOULEVARD, OCEAN RIDGE, FLORIDA, 33435
             -------------------------------------------------------
             (Former Name and Address if changed since last report)

        Registrant's telephone number, including area code: 941-753-2875

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Prior to the merger between Registrant and Morgan Beaumont, Inc., Morgan Beaumont entered into a funding agreement dated as of April 30, 2004 (the "FUNDING AGREEMENT") with an investor group represented by Paul Marshall, or companies in their control. A specimen of the "Funding Agreement" is attached as
Exhibit 1.1.1. As a result of a modification of the Funding Agreement, Paul Marshall issued to the Registrant a promissory note (the "NOTE") in the principal amount ("PRINCIPAL AMOUNT") of Three Million Dollars ($3,000,000). A specimen of the Note is attached hereto as Exhibit 1.1.2. As of the date of this Report, $1,020,000 has been paid on the Note and the entire unpaid principal balance and accrued interest is due by November 1, 2004 (the "MATURITY DATE"). If Maker fails to pay the Note, the Registrant may be forced to seek alternate financing to fund its operations. The Registrant is reserving its rights to take whatever steps it deems necessary or equitable to achieve the capitalization contemplated prior to the merger, including the possibility of cancellation or demand for surrender of shares.


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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 ACQUISITION OR DISPOSITION OF ASSETS.

On May 10, 2004, the Pan American Energy Corp. (the "REGISTRANT") entered into a merger agreement pursuant to the Agreement with former Morgan Beaumont, Inc. ("MORGAN"), a Florida corporation, which became effective with the State of Nevada as of August 6, 2004 (the "MERGER"), however, since the Registrant had not satisfied all of the conditions precedent under the Merger Agreement, the Merger was not completed until after August 24, 2004. Morgan merged with and into Registrant, the separate existence of Morgan ceased and Registrant continued as the Surviving Corporation under the name Morgan Beaumont, Inc. ("MBI").

In connection with the Merger, the existing Board of Directors of the Registrant was to have resigned and a new Board of Directors was to be appointed consisting of five members, Messrs. Cliff Wildes, Kenneth Craig, Erik Jensen, Rod Braido and Mark Brewer. The Registrant's name was changed to "Morgan Beaumont, Inc." and the business, assets, and liabilities of Morgan became the business, assets and liabilities of the Registrant. The articles and bylaws of the Registrant remain the articles and bylaws of the merged company. Morgan Beaumont Officers and Directors received PAEY corporate records and files on or around September 14 2004

Morgan plans to offer a comprehensive range of Morgan Beaumont branded products and services to the sub-prime consumer, as well as the ability to offer private labeling or custom card programs to third party users and/or resellers. The two primary financial instruments that Morgan Beaumont will supply to the sub-prime community are the Morgan Beaumont ATM/Debit Money Card and the Morgan Beaumont Hologram Stored Value MasterCard and VISA card. Morgan has provided both these products to third party companies for co-branding with their company name and logo or to marketing these products under the Morgan brand name.

The Registrant filed a definitive Information Statement on Schedule 14C with the Securities and Exchange Commission, on July 6, 2004 (the "INFORMATION STATEMENT"). Reference is made to the Information Statement for a description of the business of Morgan, the new Board of Directors and management of the resulting corporation.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Previously Engaged Accountant

On September 28, 2004, Morgan & Company Chartered Accountants, the former principal accountant for Registrant, was dismissed in anticipation of a merger and reorganization and change of control of Registrant. The former accountant's report on the financial statement of Registrant for either of the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants for Registrant was approved by the Board of Directors on September 28, 2004.

During the Registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which would have caused it to make reference to the subject matter of the disagreement in connection with its report.

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The Registrant was not involved in any events within its two most recent fiscal years and any subsequent interim period preceding the former accountant's dismissal which are the reportable kind as required by Item 304(a)(1) of Regulation S-K.

The Registrant had provided the former accountant with a copy of the disclosures it is making in this Form 8-K in response to Item 304(a) of Regulation S-K that the former accountant received no later than the day that the disclosures were filed with the Commission. The former accountant had furnished to the Registrant a letter addressed to the Commission, a copy of which is attached as Exhibit
4.1.1. to this Form 8-K, stating that he agreed with the statements made by the Registrant in response to this Item 304(a).

(b) Engagement of New Independent Accountant
    ----------------------------------------

On September 28, 2004, MBI engaged Kingery & Crouse, P.A. ("Kingery & Crouse") as the new principal accountants for MBI. During MBI's two most recent fiscal years, and any subsequent interim prior to engaging the accountant, MBI did not consult Kingery & Crouse regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the MBI's financial statements; or
(ii) any matter that was either subject of a disagreement or a reportable event.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

On May 10, 2004, the Registrant entered into a merger agreement with Morgan, a Florida Corporation, which the Registrant previously reported became effective as of August 6, 2004. The former stockholders of Morgan were to have been issued approximately 13,000,000 restricted shares of common stock of the Registrant for their entire interest in Morgan. This amount would have represented approximately 17.72% of the Registrant at the time of signing the Merger agreement. This percentage of ownership by the former Morgan stockholders increased to approximately 32.5% of the Registrant's shares on the cancellation of approximately 21,500,000 shares held by certain stockholders, who agreed to cancel their shares contemporaneously with the closing.

ITEM 5.02. RESIGNATION OF DIRECTORS.

Scott Houghton and Korina Houghton resigned as directors and officers of the Registrant and their resignations were accepted as of August 24, 2004. As of August 6, 2004, the resignation of the former officers and directors was not yet accepted by the Registrant. Neither Mr. Houghton, nor Ms. Houghton resigned due to any disagreements with the Registrant on any matter relating to the Registrant's operations, policies or practices. The change in directors is a business decision only related to the Merger transaction completed by the Registrant.

ITEM 5.03. CHANGE IN FISCAL YEAR.

(b) Registrant has changed its fiscal year end to September 30.

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SECTION 8 OTHER EVENTS

ITEM 8.01. OTHER EVENTS.

(a) Change of Board of Directors
    ----------------------------

On August 6, 2004, the two officers and directors of the Registrant tendered their resignations in anticipation of a merger and reorganization and change of control of Registrant. The completion of the Merger and reorganization was delayed by pending items that prevented a complete change of control and the resignations of the officers and directors was not accepted and the new officers and directors did not accept their appointments until the substantial resolution of the open items on about August 24, 2004. The resignation of the former officers and directors of the Registrant and the election and appointment of the new directors of the Registrant was accepted and effective as of August 24, 2004. As of August 24, 2004, Messrs. Clifford Wildes, Kenneth Craig, Erik Jensen, Rod Braido and Mark Brewer have been elected and appointed as directors of the Registrant and have accepted such appointments; and the resignations of Mr. Scott Houghton and Ms. Korina Houghton have resigned as officers and directors of the Registrant have been accepted by the new Board of Directors.

(b) Cancellation of Stock Certificates
    ----------------------------------

As of September 22, 2004, all of the remaining 21,500,000 shares of the Registrant's common stock have been cancelled.

(c) Third Party Processor Member Service Provider of MasterCard
    International(TM)
    -----------------------------------------------------------

MasterCard International(TM) has approved Registrant's application as a Third Party Processor Member Service Provider of MasterCard International(TM) to provide those services set forth in Registrant's application. MasterCard International(TM) has executed a MasterCard Member Services Provider TPP Agreement with Registrant.

(d) Registered ISO in Agent Registration Program of VISA (TM)
    ---------------------------------------------------------

VISA (TM) has approved of Registrant's application form as a registered ISO in the Agent Registration Program of VISA (TM) to provide those services set forth in Registrant's application.

(e) Directors and Officers Insurance
    --------------------------------

Registrant has secured a binder for One Million Dollars ($1,000,000) in coverage for Directors and Officers insurance.

SECTION 9 - FINANCIAL STATEMENTS

ITEM 9.01. FINANCIAL STATEMENTS.

No changes.

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EXHIBITS

         1.1.1. Funding Agreement by investor group and signed by Paul Marshall on April 30, 2004

         1.1.2. Promissory Note made by Paul Marshall on April 30, 2004

         4.1.1. Letter addressed to Commission by Morgan & Company Chartered Accounts

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORGAN BEAUMONT, INC.

/s/ Clifford Wildes
---------------------------------
By: Clifford Wildes

CEO and Director

Dated: October 1, 2004

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